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                                                                                         EXHIBIT 99.1


Case Name: Interstate Bakeries
Corporation & All Subsidiaries                                               Case No: 04-45814-jwv-11


                            CONSOLIDATED MONTHLY OPERATING REPORT SUMMARY
                            ---------------------------------------------
                         FOR THE FOUR WEEKS ENDED AND AS OF DECEMBER 11, 2004
                         ----------------------------------------------------

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REVENUE
-------

Gross Income                                                                      $ 252,622,065
Less Cost of Goods Sold                                                             126,205,556
   Ingredients, Packaging & Outside Purchasing               $  65,131,703
   Direct & Indirect Labor                                      49,270,960
   Overhead & Production Administration                         11,802,893
GROSS PROFIT                                                                        126,416,509
                                                                                  -------------

OPERATING EXPENSES
------------------

Owner - Draws/Salaries                                                  --
Selling & Delivery Employee Salaries                            63,185,446
Advertising and Marketing                                        1,929,187
Insurance (Property, Casualty, & Medical)                       15,736,900
Payroll Taxes                                                    5,146,533
Lease and Rent                                                   4,660,867
Telephone and Utilities                                          1,370,944
Corporate Expense (Including Salaries)                           7,500,000
Other Expenses                                                  28,512,801
TOTAL OPERATING EXPENSES                                                            128,042,678
                                                                                  -------------
      EBITDA                                                                         (1,626,169)
Restructuring Charges                                              272,018
Reorganization Expenses                                          8,840,174(i)
Depreciation and Amortization                                    6,879,402
Other Income                                                        (2,000)
Interest Expense                                                 3,088,719
OPERATING INCOME (LOSS)                                                             (20,704,482)
Income Tax Expense (Benefit)                                    (6,226,862)
                                                             -------------        -------------
NET INCOME (LOSS)                                                                 $ (14,477,620)
                                                                                  =============

CURRENT ASSETS
--------------

Accounts Receivable at end of period                                              $ 177,319,079
Increase (Decrease) in Accounts Receivable for period                                (7,300,498)
Inventory at end of period                                                           72,746,491
Increase (Decrease) in Inventory for period                                          (1,293,932)
Cash at end of period                                                                99,480,546
Increase (Decrease) in Cash for period                                               22,236,967(ii)

LIABILITIES
-----------

Increase (Decrease) Liabilities Not Subject to Compromise                             8,736,946(iii)
Increase (Decrease) Liabilities Subject to Compromise                                  (208,129)(iii)
Taxes payable:
   Federal Payroll Taxes                                     $  13,668,243
   State/Local Payroll Taxes                                     4,124,346
   State Sales Taxes                                               785,784
   Real Estate and Personal Property Taxes                      10,156,140
   Other (see attached supplemental schedule)                    5,832,520
      Total Taxes Payable                                                            34,567,033

See attached supplemental schedule for footnoted information.
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IBC
Other Taxes Payable - Supplemental Schedule
for period ended
December 11,  2004



                      DESCRIPTION                        AMOUNT
                      -----------                        ------

              Use Tax                                 $ 2,276,836
              Accr. Franchise Tax                       1,685,394
              Other Taxes                               1,870,290
                                                      -----------
              Total Other Taxes Payable               $ 5,832,520
                                                      ===========


================================================================================
(i) Reorganization expenses for the period include charges related to the Florence, South Carolina bakery closing totalling approximately $4,300,000 ($2,462,000 of this amount is a non-cash impairment charge) and professional fees incurred of approximately $4,500,000.

(ii) This increase in cash from the prior period includes an adjustment of $9,907,410 to the cash presented in the MOR for the period ended November 13, 2004 due to a misclassification.

(iii) This change was inadvertently left off the MOR for the four weeks ended November 13, 2004. The change in liabilities not subject to compromise for the period ended November 13, 2004 was an increase of $1,158,377 while the increase in liabilities subject to compromise amounted to $105,050 for this past period.
===============================================================================

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            EXPLANATORY NOTES TO THE INTERSTATE BAKERIES CORPORATION
                     CONSOLIDATED MONTHLY OPERATING REPORT
                         DATED AS OF DECEMBER 11, 2004


1. This consolidated Monthly Operating Report (MOR), reflecting results for the four-week period ended December 11, 2004 and balances of and period changes in certain of the Company's accounts as of December 11, 2004, is preliminary, unaudited and subject to material change prior to the filing of the Company's fiscal 2004 Annual Report on Form 10-K and the first and second quarter fiscal 2005 Form 10-Qs with the Securities and Exchange Commission (SEC). This MOR is being provided to the Bankruptcy Court and the U.S. Trustee pursuant to requirements under Local Rule 2015-2 C.

2. This MOR is not audited and will not be subject to audit or review by our external auditors on a stand-alone basis at any time in the future. This MOR does not reflect certain normal quarterly adjustments that are generally recorded upon review of major accounts prior to the end of each quarterly SEC filing period. These adjustments may relate to other or all reporting periods within the quarter.

3. This MOR is not prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) with regard to the following items (which list is not purported to be inclusive of every reason for non-GAAP compliance of this report):

     a. The Company has not completed the process of reconciling and identifying its pre and post-petition liabilities and those liabilities that will be subject to compromise. As such, liabilities classified as subject to compromise may change materially in future reports.

     b. This MOR does not reflect non-cash asset valuation charges that may be required under GAAP due to financial circumstances leading to our bankruptcy filing on September 22, 2004. We anticipate material impairment to our goodwill and we may also be required to reflect significant impairment charges related to our intangibles, namely trademarks and trade names, as well as to our income tax assets, property, plant and equipment and other operating assets.

     c. This MOR does not include certain financial statements and explanatory footnotes, including disclosures required under GAAP.

     d. This MOR is presented in a format providing information required under local rule and incorporating measurements used for internal operating purposes, rather than a GAAP-based SEC reporting format.

     e. Certain items presented in this MOR are under research and may be accounted for differently in future monthly reports. As a result, comparability of such future reports to this report may not be possible. In addition, as described above, the MOR does not reflect normal quarterly adjustments.

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